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                                                                    EXHIBIT 23.1

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statements on Form S-3 (File No. 333-57704) and Form S-8 (File Nos. 33-54562, 33-53525,
333-67249, 333-83897 and 333-63032) and related prospectuses of our report dated January 29, 2002, with respect to the consolidated financial statements and schedule of Reebok International Ltd. included in the Annual Report (Form 10-K) for the year ended December 31, 2001.

                                              ERNST & YOUNG LLP

Boston, Massachusetts
March 22, 2002